UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2024

MIND Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 550,
The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(281) 353-4475

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters toa Vote of Security Holders.

On August 29, 2024, MIND Technology, Inc. (the “Company”) reconvened a virtual special meeting of preferred stockholders (the “Special Meeting”). At the Special Meeting, a total of 1,346,322 shares, or 80% of the shares of the Company’s 9.00% Series A Cumulative Preferred Stock issued and outstanding as of July 16, 2024, which is the record date for the Special Meeting, were represented virtually or by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders considered one proposal, which is set forth below and described in more detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2024, as revised on May 8, 2024 and July 22, 2024.

Proposal No. 1: To approve an amendment to the Company’s Certificate of Designations, Preferences and Rights of 9.00% Series A Cumulative Preferred Stock, to provide that, at the discretion of the Company’s Board of Directors deciding to file the Amendment with the Secretary of State of the State of Delaware at any time prior to October 31, 2024, each share of 9.00% Series A Cumulative Preferred Stock, $1.00 par value per share shall be converted into 3.9 shares of common stock, $0.01 par value per share, upon the effective time of the Amendment (the “Preferred Stock Proposal”).

The voting results for the Preferred Stock Proposal are set forth below.

For	Against	Abstentions
1,195,342	140,459	10,521

Item 7.01 Regulation FD Disclosure.

On August 29, 2024, the Company issued a press release announcing the results of the reconvened virtual special meeting of preferred stockholders. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into Item 7.01.

The information in this Item 7.01 (including the press release attached as Exhibit 99.1 and incorporated by reference into Item 7.01) is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended January 31, 2024 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2024, and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

	Exhibit
	Number	Description

(d) Exhibits.	99.1	MIND Technology, Inc. press release dated August 29, 2024.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.
August 29, 2024	By:	/s/ Robert P. Capps
Name: Robert P. Capps
Title: President and Chief Executive Officer